UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 14, 2016

RLJ ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

001-35675	45-4950432
(Commission File Number)	(IRS Employer Identification Number)

RLJ Entertainment, Inc.

8515 Georgia Avenue, Suite 650

Silver Spring, Maryland

(Address of principal executive offices)

Registrant’s telephone number, including area code: (301) 608-2115

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On October 14, 2016 (the “Closing Date”), following the receipt of stockholder approval, RLJ Entertainment, Inc. (the “Company”) closed on the transactions (collectively, the “AMC Transaction”) contemplated by the Investment Agreement dated August 19, 2016 (the “Investment Agreement”) by and between the Company and Digital Entertainment Holdings LLC, a wholly owned subsidiary of AMC Networks Inc. (“AMC”). The terms of the Investment Agreement were previously reported in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on September 19, 2016 (the “Proxy Statement”), which is incorporated herein by reference.

Credit Agreement

On the Closing Date, the Company and AMC entered into a Credit and Guaranty Agreement (the “Credit Agreement”) pursuant to which AMC provided a $60 million seven-year term loan and a $5 million one-year term loan to the Company, on the terms previously reported in the Proxy Statement.

AMC Warrants

On the Closing Date, the Company granted AMC warrants (the “AMC Warrants”) to purchase at least 20 million shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), on the terms previously reported in the Proxy Statement. The AMC Warrants were issued in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended, as set forth in Section 4(a)(2) of the Securities Act.

Stockholders’ Agreement

On the Closing Date, Robert L. Johnson, RLJ SPAC Acquisition LLC, Peter Edwards, Morris Goldfarb (collectively, the “Principal Stockholders” and, together with AMC, the “Stockholders”) and the Company entered into a Stockholders’ Agreement with AMC (the “Stockholders’ Agreement”).  Pursuant to the terms of the Stockholders’ Agreement, (i) the Principal Stockholders granted AMC certain rights of first refusal on the transfer of their Company equity securities, (ii) the Stockholders granted each other the right to participate on a pro rata basis in a sale by any other Stockholders of at least 5% of the Company’s outstanding equity securities and (iii) the Stockholders granted each other the right to require any or all of the other Stockholders to sell all of their Company equity securities in connection with a sale by one or more Stockholders of 50% or more of the Company’s outstanding equity securities.  The Company agreed to provide the Stockholders certain rights to purchase equity securities in certain future offerings by the Company and its wholly-owned subsidiaries on a pro rata basis.

Registration Rights Agreement

On the Closing Date, the Company and AMC entered into a Registration Rights Agreement (the “Registration Rights Agreement”).  Pursuant to the Registration Rights Agreement, the Company is required to register the Common Stock held by AMC for sale pursuant the Securities Act of 1933, as amended, under the following circumstances: (i) if the Company is eligible to file a shelf registration, within 30 days after a written request from AMC, (ii) if AMC or any direct or indirect transferee of AMC’s securities provides a written request to the Company to sell all or part of the Common Stock held by AMC or such transferee, within ten days of such written request, which request may be made up to two times during any twelve month period, and (iii) whenever the Company proposes to register any of its securities and AMC or any direct or indirect transferee of AMC’s securities requests inclusion of its Common Stock in such registration.

Subordinated Note Amendment

On the Closing Date, the holders of the unsecured subordinated promissory notes issued by the Company in October 2012 (the “Subordinated Notes”) consented to the AMC Transaction and waived any existing events of default or any right to exercise remedies upon a change in control of the Company in connection with the issuance or subsequent exercise of the AMC Warrants.  The payment terms of the Subordinated Notes were amended such that 25% of the principal amount outstanding on the Closing Date is due at the end of the quarters ending September 2017, December 2017 and March 2018, with the remaining outstanding principal due on the maturity date of the Subordinated Notes, which is July 31, 2018, instead of the entire principal amount being due upon maturity of the Subordinated Notes.  As of September 30, 2016, the Subordinated Notes had an aggregate outstanding principal balance of $8.6 million.

The foregoing descriptions of the Investment Agreement, the Credit Agreement, the AMC Warrants, the Stockholders’ Agreement, the Registration Rights Agreement, the Subordinated Note amendment and the transactions contemplated thereby do not purport to be complete and are subject to, and qualified in their entirety by, the descriptions of such agreements in the Proxy Statement and the full text of such documents, copies of which are attached as Exhibits to the Company’s Form 8-K filed with the SEC on August 22, 2016 or this Form 8-K and which are incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 with respect to the Credit Agreement and the Subordinated Note amendment is incorporated herein by reference.

Item 3.01.Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 21, 2016, the Company received a notification letter from The NASDAQ Stock Market LLC (“NASDAQ”) indicating that the Company did not meet the required minimum of $2,500,000 in stockholders’ equity needed for continued listing on The NASDAQ Capital Market under Listing Rule 5500(b).

As of the date of this report, based upon the completion of the AMC Transaction and the exchange of the Company’s preferred stock, par value $0.001 per share (“Preferred Stock”), and warrants described in Item 3.02, the Company believes that it has exceeded the minimum stockholders’ equity requirement and has regained compliance with Listing Rule 5500(b). The Company has been advised by NASDAQ that NASDAQ will continue to monitor the Company’s ongoing compliance with the stockholders’ equity requirement and, if at the time of its next periodic report the Company does not evidence compliance, that it may be subject to delisting.

Item 3.02.Unregistered Sales of Equity Securities.

AMC Transaction

The information set forth in Item 1.01 with respect to the issuance of the AMC Warrants is incorporated herein by reference.

Exchange of Preferred Stock and Warrants

On October 14, 2016, the Company closed on the exchange of 30,197.53 shares of Preferred Stock, convertible into 11,259,537 shares of Common Stock, and warrants to purchase 3,104,628 shares of Common Stock, in accordance with the terms previously reported in the Proxy Statement.

The Company exchanged 4,000 shares of Series C-1 Convertible Preferred Stock with Wolverine Flagship Fund Trading Limited, 2,000 shares of Series C-2 Convertible Preferred Stock with Sudbury Capital Fund, L.P., 7,697.53 shares of Series D-1 Convertible Preferred Stock with holders of the Company’s subordinated debt, 15,000 shares of Series D-2 Convertible Preferred Stock with RLJ SPAC Acquisition, LLC, 500 shares of Series D-2 Convertible Preferred Stock with Peter Edwards and 1,000 shares of Series D-2 Convertible Preferred Stock with Morris Goldfarb. In addition, the Company exchanged with each of these investors warrants to purchase a number of shares of Common Stock equal to 30% of the shares of Common Stock initially issuable upon conversion of such investor’s shares of Preferred Stock.

The Preferred Stock and warrants were exchanged in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended, as set forth in Section 3(a)(9) of the Securities Act.

The foregoing description of the Preferred Stock and warrants issued in the exchange does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the applicable certificate of designations and form of warrant with respect thereto, copies of which are attached as Exhibits to the Company’s Form 8-K filed with the SEC on August 22, 2016 or this Form 8-K and which are incorporated by reference herein.

Item 3.03.Material Modification to Rights of Security Holders.

The information set forth in Item 3.02 with respect to the exchange of the Preferred Stock and warrants is incorporated herein by reference.

Item 5.01.Changes in Control of Registrant.

The information set forth in Items 1.01 with respect to the issuance of the AMC Warrants is incorporated herein by reference.

Item 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 14, 2016, in accordance with AMC’s right pursuant to the Investment Agreement to designate two directors to serve on the Board of Directors of the Company (the “Board”) as of the closing of the AMC Transaction, the Board appointed John Hsu and Arlene Manos as directors of the Company. Mr. Hsu’s term will expire with the class of directors whose term expires in 2019.  Ms. Manos’ term will expire with the class of directors whose term expires in 2018. The Board determined that each of Mr. Hsu and Ms.

Manos is an “independent director” as defined in Rule 5605(a)(2) of the NASDAQ Listing Rules. Biographical information for Mr. Hsu and Ms. Manos is set forth below.

John Hsu is the Executive Vice President – Treasurer & Financial Strategy of AMC. He manages the treasury operations of AMC and oversees the company’s cash management, investment strategies, capital structure planning and debt portfolio management.

Arlene Manos is the President – National Advertising Sales of AMC. She is responsible for overseeing the advertising sales efforts, including national, digital and branded entertainment, for AMC’s brands.

In connection with the appointment of Mr. Hsu and Ms. Manos to the Board, the Company will enter into an Indemnity Agreement with each of them in the form previously filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K filed with the SEC on October 10, 2012, and incorporated herein by reference. Their compensation for service as a Board member will be consistent with the compensation disclosed under the heading “Director Compensation” in the Proxy Statement.

Item 5.03.Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the exchange described in Item 3.02, the Company’s Articles of Incorporation were amended by the filing of certificates of designations with respect to the Series C-1 Convertible Preferred Stock, the Series C-2 Convertible Preferred Stock, the Series D-1 Convertible Preferred Stock and the Series D-2 Convertible Preferred Stock, in each case including the terms previously reported in the Proxy Statement.

Item 5.07.Submission of Matters to a Vote of Security Holders.

The Company’s annual meeting of stockholders was held on October 14, 2016. At the annual meeting, the holders of 3,549,039 shares of Common Stock, which represents approximately 70.19% of the outstanding shares entitled to vote as of the record date of August 22, 2016, were represented in person or by proxy. The proposals are described in more detail in the Proxy Statement. The final voting results for proposals 1 2, 3, 4, 5 and 6, which were voted on by the Company’s stockholders at the annual meeting, are set forth below.

1.  The Company’s stockholders elected Tyrone Brown and Robert L. Johnson as directors to serve until the Company’s 2019 annual meeting of stockholders and until their successors are elected and qualified. Mr. Brown received the following votes:

ForWithheldBroker Non-Votes

2,549,83211,218987,989

Mr. Johnson received the following votes:

ForWithheldBroker Non-Votes

2,427,006134,044987,989

2.  The Company’s stockholders voted, in connection with entering into certain arrangements with AMC, to approve the issuance of shares of Common Stock to AMC issuable (a) upon exercise of the AMC Warrants for an aggregate of at least 20 million shares of Common Stock and (b) as interest payments pursuant to a $65 million credit facility provided by AMC, which shares will exceed 50.1% of the Company’s outstanding Common Stock. This proposal received the following votes:

ForAgainstAbstainBroker Non-Votes

2,423,883135,6661,501987,989

3.  The Company’s stockholders voted to approve the exchange of the Company’s existing convertible Preferred Stock and 2015 warrants for new Preferred Stock and warrants and to approve the issuance of such number of shares of Common Stock issuable upon conversion of the Preferred Stock and exercise of the warrants, including shares issuable pursuant to the anti-dilution provisions, which shares will exceed 19.99% of the Company’s outstanding Common Stock. This proposal received the following votes:

ForAgainstAbstainBroker Non-Votes

2,542,2008,34610,504987,989

4.  The Company’s stockholders approved, by nonbinding advisory vote, the compensation paid to the Company’s named executive officers. This proposal received the following votes:

ForAgainstAbstainBroker Non-Votes

2,546,53712,7631,750987,989

5.  The Company’s stockholders voted to ratify the appointment of BDO LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016. This proposal received the following votes:

ForAgainstAbstainBroker Non-Votes

3,535,1703,8959,9740

6.  The Company’s stockholders voted to approve the adjournment of the Annual Meeting from time to time, if necessary or advisable (as determined by the Company) to solicit additional proxies in the event there are not sufficient votes at the time of the annual meeting to approve any of the foregoing proposals. This proposal received the following votes:

ForAgainstAbstainBroker Non-Votes

3,368,371171,3359,3330

Item 9.01. Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Description

3.1	Certificate of Designation of Series C-1 Convertible Preferred Stock

3.2	Certificate of Designation of Series C-2 Convertible Preferred Stock

3.3	Certificate of Designation of Series D-1 Convertible Preferred Stock

3.4	Certificate of Designation of Series D-2 Convertible Preferred Stock

10.1	Credit and Guaranty Agreement, dated October 14, 2016, by and among AMC, the Company, certain subsidiaries of the Company, and the Lenders party thereto from time to time

10.2	AMC Class A Warrant

10.3	AMC Class B Warrant

10.4	AMC Class C Warrant

10.5	Stockholders’ Agreement, dated October 14, 2016, by and among AMC, the Company, Robert L. Johnson, RLJ SPAC Acquisition LLC, Peter Edwards and Morris Goldfarb

10.6	Registration Rights Agreement, dated October 14, 2016, by and between the Company and AMC

10.7	Exchanged 2015 Warrant

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RLJ ENTERTAINMENT, INC.

Date:	October 17, 2016	By:	/s/ MIGUEL PENELLA
		Name:	Miguel Penella
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Designation of Series C-1 Convertible Preferred Stock

3.2	Certificate of Designation of Series C-2 Convertible Preferred Stock

3.3	Certificate of Designation of Series D-1 Convertible Preferred Stock

3.4	Certificate of Designation of Series D-2 Convertible Preferred Stock

10.1	Credit and Guaranty Agreement, dated October 14, 2016, by and among AMC, the Company, certain subsidiaries of the Company, and the Lenders party thereto from time to time

10.2	AMC Class A Warrant

10.3	AMC Class B Warrant

10.4	AMC Class C Warrant

10.5	Stockholders’ Agreement, dated October 14, 2016, by and among AMC, the Company, Robert L. Johnson, RLJ SPAC Acquisition LLC, Peter Edwards and Morris Goldfarb

10.6	Registration Rights Agreement, dated October 14, 2016, by and between the Company and AMC

10.7	Exchanged 2015 Warrant